Exhibit 10.95
PORTIONS OF THIS EXHIBIT 10.95 MARKED BY AN *** HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
DMG
CKI/CKJE et al
Jeans Acc — C&SA
11 Jan 11/26 Apr 11/2 Jun 11/9 Jun 11/16 Jun 11/12 Aug 11/12 Sep 11
D#6B
31 October 2011
Warnaco Italy S.r.l. f/k/a
CK Jeanswear Europe S.r.l. (“CKJE”)
Via Provinciale Lucchese, 181/11
Sesto Fiorentino, Florence
Italy 50019
CK Jeanswear Asia Limited et al. (“CKJA Group”)
Units 3602-3603, The Centrium
60 Wyndham Street, Central
Hong Kong
Warnaco B.V. f/k/a CK Jeanswear N.V. (“CKJNV”)
Strawinskylaan 3051 (Atrium Building)
1077 ZX Amsterdam, The Netherlands
WF Overseas Fashion C.V. (“WFOF”)
501 Seventh Avenue
New York, New York 10018
United States
Calvin Klein Jeanswear Company (“CKJC”)
501 Seventh Avenue
New York, New York 10018
United States
CKJ Holdings, Inc. (“CKJH”)
501 Seventh Avenue
New York, New York 10018
United States

Re:	Calvin Klein Inc. (“CKI” or “Licensor”) and CKJE, CKJA and WFOF “Calvin Klein Jeans” Jeans Accessories License d. 31 Jan 06 as amended (“Jeans Accessories License”)

CKI and WFOF “Calvin Klein Jeans” Jeans Accessories only Store License, for the sale therein of Jeans Accessories Articles only d. 31 January 2008 (“Jeans Accessories C & SA Store License”)

CKI and CKJC and CKJH “Calvin Klein Jeans” Jeans Apparel license d. 4 August 1994, as amended (“Jeans Apparel License”)

CKI and CKJC and CKJH, Calvin Klein Jeans Apparel Store License, d. 26 July 2004 as amended (“Jeans Apparel C & SA Store License”)

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
Ladies and Gentlemen:
CKI on the one hand and CKJE, CKJA and WFOF or CKJC and CKJH and WFOF (for themselves and their 100% owned affiliates) on the other hand (hereinafter collectively as “Licensee”), are parties to a number of licenses as captioned above, including one for the production and wholesale sale of “Calvin Klein Jeans” jeans accessories articles, and one for free standing “Calvin Klein Jeans” jeans accessories only stores.
The parties agree, effective as of the 1st day of January 2011, upon full execution hereof, to amend the Jeans Accessories License, to expand the Territory to include certain Central and South American countries as set forth below as an additional region (“C&S America” or “C&SA Region”), under certain conditions as set forth herein (“Amendment”) and otherwise as set forth in such Jeans Accessories License.
1. As to the C&SA Region, Licensed Products shall include those from each seasonal Collection under the Jeans Accessories License together with those jeans accessories localized Products as referenced in §10 below, as approved by CKI.
2. The specific countries listed below, in C&S America shall, subject to the terms of this Amendment, be added to the Territory.

Central America	South America
Belize	Argentina
British West Indies	Bolivia
Leeward Islands	Brazil
Anguilla, Barbudo, St. Kitts	Chile
(St. Christopher), Nevis	Colombia
Windward Islands	Ecuador
Grenada, St. Vincent, St. Lucia	French Guyana
Costa Rica	Guyana
Greater Antilles	Paraguay
Haiti	Peru
Dominican	Suriname
Republic
Grand Cayman	Uruguay
Island
Little Cayman	Venezuela
Island
Jamaica
Guatemala
El Salvador
Honduras
Nicaragua
Panama
Tortola
Virgin Gorda
(but specifically excluding
Cuba)

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
3. CKJE and WFOF and CKJC and CKJH (for themselves and their 100% affiliates within the Warnaco family of companies), as applicable, agree that the Licensee under the applicable wholesale and production license shall maintain a showroom in Sao Paulo, Brazil for the purpose of displaying, promoting and selling to accounts in C&S America the following products: the Licensed Products (which may include a separate area for or be near to the showroom for the “Calvin Klein Jeans” jeans apparel Articles under the Jeans Apparel License).
4. The Minimum Net Sales Thresholds (“MNST’s”) for the C&SA Region (which are separate and apart from the other MNST’s under the Jeans Accessories License) for each Annual Period are as indicated below:

Annual Period	Year	Minimum Net Sales Thresholds*
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***	**
***	***	***	**
***	***	***	**

*	***

**	***
If Licensee fails to attain the MNST’s of Licensed Products in the C&SA Region during any Annual Period, as set forth above (except as specifically indicated in the immediately following paragraph), such failure shall not be considered a breach or default nor give rise to the right to terminate under §8.3 (I) or the best efforts provision of §1.5.1 for such Annual Period, if within thirty (30) days following the close of the applicable Annual Period in which Licensee has failed to meet such MNST amounts, Licensee shall remit additional “shortfall” Percentage Fees computed at the regular Percentage Fee rate, and short fall Advertising Expenditure amounts, computed at the regular percentage rate, based on the difference in the actual Net Sales during such Annual Period (determined on the quarterly basis and year to date basis as to Percentage

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
Fees on sales) and such MNST amount without regard to Minimum Guaranteed Fees and Minimum Advertising Expenditures paid or payable as to such Annual Period (or reduced Percentage Fee rates for certain close-outs goods as applicable), for the C&SA Region. Licensor shall have no right to terminate this Agreement for the C&SA Region pursuant to §8.3 (I) or pursuant to §1.5.1 solely as a result of failure to attain the MNST’s, if Licensee timely remits the shortfall payments described herein.
Notwithstanding the foregoing, if Licensee has failed to achieve the MNST’s set forth above for the C & SA Region in the *** consecutive Annual Periods of the then current *** year period under the Jeans Accessories License (i.e., ***, ***, *** consecutive Annual Periods), or the MNST’s for the *** consecutive Annual Periods (or the ***, *** consecutive Annual Periods) of the then current *** year period, CKI may, on twelve (12) months prior written notice in either instance, terminate this Agreement for the C&SA Region. Expiration or termination of the C&SA Region, or of the Jeans Accessories License, shall not affect any obligation of the Licensee to make payments hereunder accruing prior to such expiration or termination.
Net Sales in the C&SA Region will not be applied towards satisfaction of the other MNST’s under §2.1 of the Jeans Accessories License.
5. The Percentage Fee rate applicable to all Net Sales for the C&SA Region shall be at the rate of ***.
Percentage Fees and advertising and other expenditure and/or remittable amounts such as for co-op and public relations amounts will be accounted for separately but payable or expendable and/or remittable at the rate of ***.
§4.1.4 of the Jeans Accessories License ***, is hereby deleted in its entirety.
6. All caps, limits and percentage limits under the Jeans Accessories License applicable to discounts, deductions, reduced Percentage Fee rates (i.e. for OP sales of Close-out Articles) shall be separately applied to the Net Sales in C&SA Region from the rest of the Territory.
7. The MGF’s in the C&SA Region for each Annual Period shall be as indicated below (and payable as set forth in §4.1.3 under the Jeans Accessories License), and may be credited towards earned Percentage Fees on Net Sales in the C & SA Region only.

Annual Period	Year	Minimum Guaranteed Fee (MGF) (US$)
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***	**
***	***	***	**

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Annual Period	Year	Minimum Guaranteed Fee (MGF) (US$)
***	***	***	**
***	***	***	**
***	***	***	**
***	***	***	**

**	***
8. The MAE for each Annual Period, for the C & SA Region shall be as provided below as to the minimum dollar amounts and otherwise as provided under §5.1.2, and may be credited towards earned advertising amounts on Net Sales in the C & SA Region only.

Annual Period	Year	Minimum Advertising Expenditure
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
9. The various amounts payable, expendable or reimbursable to CKI by Licensee (e.g. under §6.8, §7.5.2) as to any and all other expenditures and out-of-pocket reimbursement and travel and related (e.g. room and board) costs and expenses and maximum and/or annual amounts referenced or contemplated thereunder, shall apply separately and in addition to those “limits” referred to therein, (as applicable to such provision which relate to seasonal Collections of Licensed Products and to anti-counterfeiting and similar matters), for the C & SA Region (e.g. §6.8, US$25,000 maximum amount referenced shall apply separately up to US$25,000 as to the C & SA Region).
10. The parties agree to reasonably co-operate with each other in connection with requests by Licensee or recommendations of CKI for additions of localized Products in accordance with the usual development, production, and various review and approval procedures related to the seasonal collections of Licensed Products. Licensee acknowledges that CKI will incur additional costs and expenses (including without limitation additional travel costs and expenses) in connection with the development, review and approval of any such localized Products, and Licensee agrees to pay (or reimburse) CKI such additional costs and expenses in accordance with the Jeans Accessories License. The provisions of §5.4 of the Jeans Accessories License relating to samples, shall separately and additionally apply as to the C&S America and seasonal Collections of Licensed Products and Promo Articles.
11. In addition to any and all other termination provisions under the Jeans Accessories License, this Amendment and the C&SA Region as part of the Territory shall terminate automatically and forthwith on the earliest to terminate of:

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
(i)	Central America & South America collectively (or either Central America or South America separately) under the Jeans Apparel License,

(ii)	the Jeans Apparel License,
12. The side letter dated 31 January 2008 to the Jeans Accessories License allowing sales from Europe into C & S America for sales only into the C & S America Jeans Accessories only stores shall terminate effective 1 January 2011.
13. Except as set forth herein, the Jeans Accessories License, shall remain in full force and effect. Capitalized terms used herein and not otherwise defined herein, shall have the same meaning as set forth in the Jeans Accessories License. This Amendment may not be modified or terminated except in by written amendment signed and delivered by the parties.

Very truly yours, Calvin Klein, Inc.
By:	/s/ Tom Murry
Acknowledged and Agreed to:
Warnaco Italy S.r.l.

By:	/s/ Stanley Silverstein
CK Jeanswear Asia Limited (for itself and certain affiliates i.e. CKJ Korea, CKJ Australia, CKJ Shanghai)

By:	/s/ Stanley Silverstein
WF Overseas Fashions C.V.
By: Warnaco U.S., Inc., its general partner

By:	/s/ Stanley Silverstein
Warnaco B.V.

By:	/s/ Ericka Alford
Calvin Klein Jeanswear Company

By:	/s/ Stanley Silverstein

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
CKJ Holdings, Inc.

By:	/s/ Stanley Silverstein